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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 3 to Registration Statement No. 333-35104 of YOUcentric, Inc. of our report dated April 14, 2000 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


Charlotte, North Carolina
October 9, 2000